UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549
                       ______________________________

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934
                       ______________________________

     Date of Report (Date of earliest event reported): October 12, 2004


                           SLADE'S FERRY BANCORP.
           (Exact name of registrant as specified in its charter)


        Massachusetts                000-23904              04-3061936
(State or other jurisdiction        (Commission           (IRS Employer
      of incorporation)             File Number)        Identification No.)


     100 Slade's Ferry Avenue, PO Box 390, Somerset, Massachusetts 02726
             (Address of principal executive offices) (Zip Code)


     Registrant's telephone number, including area code:  (508) 675-2121


                               Not Applicable
        (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.01  Results of Operations and Financial Condition

      Slade's Ferry Bancorp. issued a press release on October 12, 2004 disclosing certain information concerning its third quarter results of operation and financial condition. A copy of that press release is attached as Exhibit 99.1 hereto


Item 9.01  Financial Statements and Exhibits

(c)   The following exhibit is furnished with this Report:

      Exhibit No.    Description
      -----------    -----------

         99.1        Press release issued by Slade's Ferry Bancorp. on
                     October 12, 2004.


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                                 SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       SLADES FERRY BANCORP.
                                       ---------------------
                                       (Registrant)


                                       By:    /s/ Deborah A. McLaughlin
                                              -----------------------------
                                       Name:  Deborah A. McLaughlin
                                       Title: Treasurer/Vice President and
                                              Chief Financial Officer

Date: October 12, 2004


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                                EXHIBIT INDEX


Exhibit No.    Description
-----------    -----------

    99.1       Press Release dated October 12, 2004.


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